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                                                                   Exhibit 10.56

                              AMENDED AND RESTATED
                           RESTRICTED STOCK AGREEMENT
                                (Non-Assignable)

                                                               __________ Shares


                       Regarding Class A Common Stock of

                                  TRITEL, INC.

                             Issued Pursuant to the
                      Tritel, Inc. 1999 Stock Option Plan

     WHEREAS, effective January 7, 1999, _____________ ("Grantee") was granted
                                                         -------
the right to purchase _____________ of the Class A Common Stock of Tritel, Inc. (the "Company") pursuant to the Tritel, Inc. 1999 Stock Option Plan in
      -------
accordance with the terms of that certain Restricted Stock Agreement entered into between the Company and the Grantee dated effective January 7, 1999 (the

"Original Agreement"); and
-------------------

     WHEREAS, the Grantee purchased such shares in accordance with the terms of the Original Agreement; and

     WHEREAS, on or about December 13, 1999, the Company effected a 400 to 1 stock split of its Class A Common shares so that the number of shares subject to the Original Agreement was increased to the number described in the definition of "Restricted Shares" contained herein; and

     WHEREAS, the Company and the Grantee desire to amend and restate the Original Agreement to remove the requirement that the Grantee pay for the Restricted Shares by transferring back to the Company a certain number of Restricted Shares, to provide for a modified vesting schedule upon certain events and certain other matters, all in accordance with the terms and conditions set forth herein;

     NOW, THEREFORE, effective _________, 2000, the Grantee and the Company hereby amend and restate the Original Agreement in its entirety in accordance with the terms and conditions set forth herein.

     THIS CERTIFIES that under the Original Agreement the Grantee was granted the right to purchase _____________ (pre-split) restricted but fully paid and non-assessable shares of the Class A Common Stock of Tritel, Inc. pursuant to the Tritel, Inc. 1999 Stock Option Plan, upon
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and subject to the terms and conditions of the Original Agreement as modified and supplemented by this Agreement and the terms and conditions of the Plan:

       1. Subscription for Restricted Shares. The Grantee purchased from the
          ----------------------------------
Company, and the Company sold to the Grantee, the Restricted Shares for a cash subscription price of $.01 per share (pre-split).

       2. Definitions. Capitalized terms not otherwise defined herein shall have
          -----------
the meanings ascribed to them in the Plan. The following terms have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means
             -------                        -----------       ----------
the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

     "Automatic Repurchase Event" means (x) the termination of the Grantee's
      --------------------------
employment or (y) the seventh (7th) anniversary of the Date of Grant.

     "Board of Directors" means the Board of Directors of the Company.
      ------------------

     "Business Day" means a day on which banks and foreign exchange markets are
      ------------
open for the transaction of business required for this Agreement, and the agreements to which this Agreement refers, in New York, New York as relevant to the determination to be made or the action to be taken.

     "Cause" means only:
      -----

       (i)   Grantee's indictment for or conviction of a felony,

       (ii) Fraud, misappropriation or embezzlement by Grantee against the Company or any subsidiary or affiliate of the Company, or

       (iii) Grantee's willful misconduct or gross negligence in connection with his employment which has materially adversely affected the Company, monetarily or otherwise, as determined by a majority vote of the Board of Directors of the Company.

     "Class A Common Stock" means those shares of the Company's Common Stock
      --------------------
designated as Class A Voting Common Stock.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Committee" means the Compensation Committee of the Board of Directors, as
      ---------
described in Section 13(a) of the Plan, or, in the absence of a Compensation Committee, the full Board of Directors.

     "Company" means Tritel, Inc., a Delaware corporation.
      -------

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     "Date of Grant" means the effective date of the Original Agreement.
      -------------

     "Disability" means any physical or mental illness, injury or condition that
      ----------
would qualify the Grantee for benefits under any long-term disability benefit plan maintained by the Company or any Affiliate and applicable to Grantee.

     "Escrow Holder" means the Secretary of the Company.
      -------------

     "Governmental Authority" means a Federal, state or local court,
      ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

     "Grantee" means the person whose name appears above in the first paragraph
      -------
of this Agreement.

     "Investors Stockholders' Agreement" means that certain Investors
      ---------------------------------
Stockholders' Agreement, by and among the Company and certain other partners as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, association, joint stock company, Governmental Authority, business trust, unincorporated organization or other legal entity.

     "Plan" means the Company's 1999 Stock Option Plan, as the same may be
      ----
amended, modified or supplemented in accordance with the terms thereof.

     "Precipitating Event" means (i) a diminution in the Grantee's position,
      -------------------
duties, authority, title or responsibilities with respect to his or her employment by the Company or (ii) the relocation of the Grantee's principal place of performance more than fifty (50) miles from his or her principal place of performance on the Date of Grant.

     "Repurchase Price" means $.000025 per share.
      ----------------

     "Restated Certificate" means the Amended and Restated Certificate of
      --------------------
Incorporation of the Company.

     "Restricted Shares" means the ___________ shares (which number of shares
      -----------------
gives effect to the Company's December 13, 1999, 400 to 1 stock split) of Class A Common Stock granted and subscribed for hereunder.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Stockholders' Agreement" means the Stockholders' Agreement by and among
      -----------------------
the Company and certain other parties, as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "TeleCorp Merger Agreement" means the Agreement and Plan of Reorganization
      -------------------------
and Contribution by and among TELECORP PCS, INC., TRITEL, INC. and AT&T WIRELESS

SERVICES, INC. dated as of February 28, 2000, as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "TeleCorp Merger" means the conversion of all outstanding shares of capital
      ---------------
stock of the Company into shares of capital stock of the "Holding Company" pursuant to the "Second Merger", as such terms are defined in the TeleCorp Merger Agreement.

       3. Vesting, Transfer and Repurchase of Unvested Shares, Etc.
          ---------------------------------------------------------

                     a. General. The Restricted Shares shall be subject to
                        -------
repurchase by the Company at the Repurchase Price in accordance with the terms of this Section 3.
        ---------

                     b. Repurchase of Restricted Shares upon Automatic
                        ----------------------------------------------
Repurchase Event. Upon an Automatic Repurchase Event, Grantee shall sell to the
----------------
Company, and the Company shall purchase from Grantee all Restricted Shares that shall not have vested (or are stated to be subject to repurchase) in accordance with the terms hereof.

                     c. Purchase Price; Closing of Repurchase, Assignment of
                        ----------------------------------------------------
Repurchase Right. Any repurchase pursuant to this Section 3 shall be for the
----------------
Repurchase Price. The closing of a purchase and sale of repurchased shares shall take place on a date mutually agreed by Grantee and the Company, but in no event later than twenty (20) days after (i) the date that employment of Grantee shall have terminated or (ii) in the case of an Automatic Repurchase Event occurring on the seventh (7th) anniversary of the Date of Grant, the date of such anniversary. At such closing, the Company shall deliver to the Grantee a check in the amount of the aggregate Repurchase Price and, upon delivery thereof, the Company shall become the legal and beneficial owner of the Restricted Shares so sold and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name such shares being repurchased by the Company.

                     d. Acceleration of Vesting in Certain Events.
                        -----------------------------------------

                         i.  Notwithstanding the provisions set forth on Vesting
                                                                         -------
Schedule I or Vesting Schedule II annexed hereto or Section 3(b) hereof, if the
----------    -------------------
Grantee's employment with the Company and all Subsidiaries is terminated (a) by reason of his or her death or Disability or (b) by the Company and all Subsidiaries for any reason other than Cause (whether in connection with the TeleCorp Merger or otherwise), the Restricted Shares will thereupon become fully vested and shall not be subject to repurchase. Also notwithstanding the provisions set forth on Vesting Schedule I or Vesting Schedule II annexed hereto
                        ------------------    -------------------
or Section 3(b) hereof, if a Precipitating Event occurs, all of the Restricted Shares shall thereupon become fully vested and shall not be subject to repurchase. Grantee's employment with the Company (or a subsidiary of the Company) shall not be required to terminate as a condition to such acceleration of vesting upon a Precipitating Event.

                         ii. If the TeleCorp Merger is consummated, the
provisions of the Vesting Schedule I annexed hereto shall be superceded and
                  ------------------
replaced with the terms of Vesting Schedule II annexed hereto from and after the
                           -------------------
effective date of such merger.

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                     e. Income Tax Payment. If (i) the Grantee has or will
                        ------------------
receive any compensation or recognize any income in connection with an Automatic Repurchase Event under this Section 3 or as a result of the amendment of this Agreement to remove the net exercise price requirements formerly contained herein, and (ii) such compensation or income represents non-cash compensation or income (including, without limitation, non-cash compensation or income attributable to the vesting of the Restricted Stock), then the Company shall pay the Grantee in the manner set forth below an amount (the "Income Tax Payment")
                                                          ------------------
equal to all federal, state and local income taxes payable by the Grantee with respect to such non-cash compensation or income and with respect to such Income Tax Payment, provided, however, that in no event shall the aggregate amount
             --------  -------
determined or paid to Grantee (or to taxing authorities) under this Section 3(e) exceed $570,485.53. The Income Tax Payment shall be paid by the Company directly to appropriate taxing authorities in one or more installments, as applicable, in accordance with applicable withholding requirements or Company policies or, at the Company's election, it may pay such sums to the Grantee within 30 days of the written request therefor made by the Grantee.

       4. Escrow of Shares. The certificate(s) representing all Restricted
          ----------------
Shares shall be held by the Escrow Holder, along with a stock power executed by the Grantee in blank. Grantee directs the Company to deliver all certificates representing Restricted Shares to the Escrow Holder. The Escrow Holder is hereby directed to permit transfer of such shares only in accordance with this Agreement. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon written directions of the Board of Directors of the Company. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment. The Company agrees to indemnify and hold Escrow Holder free and harmless from and against any and all losses, costs, damages, liabilities or expenses, including counsel fees to which Escrow Holder may be put or which he may incur by reason of or in connection with the escrow arrangement hereunder. If the Company or any assignee repurchases any of the Restricted Shares pursuant to Section 3, the Escrow Holder, upon receipt of written notice of such repurchase from the proposed transferee, shall take all steps necessary to accomplish such repurchase. From time to time, upon Grantee's request, Escrow Holder shall: (i) cancel the certificate(s) held by the Escrow Holder and representing Restricted Shares, (ii) cause new certificate(s) to be issued representing the number of Restricted Shares no longer subject to repurchase pursuant to Section 3, which certificate(s) the Escrow Holder shall deliver to Grantee and (iii) cause new certificate(s) to be issued representing the balance of the Restricted Shares, which certificate(s) shall be held in escrow by the Escrow Holder in accordance with the provisions of this Section 4. If requested to do so, Grantee shall execute a new stock power in blank and deliver it to the Escrow Holder as a condition to receiving any such partial distribution of Restricted Shares from escrow. Subject to the terms hereof, Grantee shall have all the rights of stockholder with respect to the Restricted Shares while they are held in escrow, including without limitation, the right to vote the Restricted Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase right, there is (i) any stock dividend, stock split or other change in the Restricted Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which such Grantee is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as Restricted Shares for purposes of this Agreement and the Company's repurchase right.

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       5. Legends. The share certificates evidencing the Restricted Shares shall
          -------
be endorsed with any and all legends required to be placed thereon under Section 7(c) hereof or applicable federal or state securities laws.

       6. Compliance With Law. The Company and Grantee will make reasonable
          -------------------
efforts to comply with all applicable securities laws. In addition, notwithstanding any provision of this agreement to the contrary, the Restricted Shares will not become vested at any time that such vesting would result in a violation of any such law.

       7. Investment Representations; Registration.
          ----------------------------------------

                     a. Grantee represents and warrants that:

                         i.   Grantee is acquiring the Restricted Shares
hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

                         ii.  Grantee is not relying on and acknowledges that no
representation is being made by the Company or any of its officers, employees, Affiliates, agents or representatives, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to them of future revenues, expenses or expenditures, or future results of operations and
(y) any other information or documents delivered or made available to it or its representatives.

                         iii. In deciding to purchase the Restricted Shares,
Grantee has relied exclusively on the investigations made by Grantee and Grantee's representatives and Grantee's and such representatives' knowledge of the industry in which the Company proposes to operate.

                     b. Grantee agrees that all Restricted Shares shall only be sold following registration under the Securities Act or pursuant to an exemption therefrom.

                     c. The Company may affix a legend to the certificates representing unregistered shares of Class A Common Stock issued pursuant to this Agreement to the effect that such shares have not been registered under the Securities Act and may only be sold or transferred upon registration or pursuant to an exemption therefrom.

                     d. The Company shall have no obligation to register under the Securities Act any shares of Class A Common Stock or any other securities issued pursuant to this Agreement.

       8. Applicability of Other Instruments. The Restricted Shares are issued,
          ----------------------------------
and this Agreement is entered into, pursuant to and subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Grantee hereby acknowledges by his receipt of this Agreement. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of the provisions of this Agreement and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable. In addition, the Grantee hereby acknowledges receipt of a copy of, and by executing this Agreement, joins in and is bound by the terms of, the Stockholders' Agreement and the Investors Stockholders' Agreement as a party thereto, effective upon the execution hereof.

       9. Severability. In the event that one or more of the provisions of this
          ------------
Agreement may be invalidated for any reason by a court, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

       10. Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Mississippi without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of Mississippi and of the United States of America located in Hinds County, Mississippi (the "Mississippi Courts") for any litigation
                                   ------------------
arising out of or relating to this Agreement, waive any objection to the laying of venue of any such litigation in the Mississippi Courts and agrees not to plead or claim in any Mississippi Court that such litigation brought therein has been brought in an inconvenient forum.

       11. Binding Arbitration. Any dispute, matter, controversy or claim
           -------------------
involving claims between the Grantee and the Company arising from or relating to this Agreement shall be settled by arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitration proceeding shall be conducted in Jackson, Mississippi and shall afford the Grantee and the Company with opportunities to present and rebut evidence relating to the applicable issues.



                         [Signatures on following page]

     WITNESS the seal of the Company and the signature of its duly authorized officer.

Dated:  ____________, 2000, but effective
the date specified above.

                                    TRITEL, INC.

                                    By: _____________________________
                                    Name:  ________________________
                                    Title:  _______________________

ACKNOWLEDGED AND AGREED:

By: ________________________________
  Name: Clark Akers

                               VESTING SCHEDULE I


                  Vesting Date or Event                          Percent of
                                                              Restricted Shares
--------------------------------------------------------------------------------
Date of Grant                                                        20%
--------------------------------------------------------------------------------
First Anniversary of the Date of Grant                                0%
--------------------------------------------------------------------------------
Second Anniversary of the Date of Grant                              15%
--------------------------------------------------------------------------------
Third Anniversary of the Date of Grant                               15%
--------------------------------------------------------------------------------
Fourth Anniversary of the Date of Grant                              15%
--------------------------------------------------------------------------------
Fifth Anniversary of the Date of Grant                               15%
--------------------------------------------------------------------------------
Completion of Year 1 and Year 2 of Minimum Build-Out Plan            10%
--------------------------------------------------------------------------------
Completion of Year 3 of Minimum Build-Out Plan                       10%
--------------------------------------------------------------------------------

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                              VESTING SCHEDULE II


                  Vesting Date or Event                          Percent of
                                                              Restricted Shares
--------------------------------------------------------------------------------
Date of Grant                                                        20%
--------------------------------------------------------------------------------
First Anniversary of the Date of Grant                                0%
--------------------------------------------------------------------------------
Second Anniversary of the Date of Grant                              20%
--------------------------------------------------------------------------------
Third Anniversary of the Date of Grant                               20%
--------------------------------------------------------------------------------
December 31, 2002                                                    20%
--------------------------------------------------------------------------------
Completion of Year 1 and Year 2 of Minimum Build-Out Plan            10%
--------------------------------------------------------------------------------
Completion of Year 3 of Minimum Build-Out Plan                       10%
--------------------------------------------------------------------------------

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